                                        ------------------------------------
                                                   OMB APPROVAL
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                         Exhibit III to Amendment No. 2





                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.         )*
                                             ---------



                                 WACE GROUP PLC
-------------------------------------------------------------------------------
                                (Name of Issuer)

                    Common Stock, par value 0.20p per share
-------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   929753200
                                ----------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of t is cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                              Page 11 of 18 pages

CUSIP No.    929753200                 13G           Page   2   of   8   Pages
          ------------------                              -----    -----

-------------------------------------------------------------------------------------------------------------------------------
    1     NAME OF REPORTING PERSON
          S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   B.A.T. Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
    2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                         (a) [ ]


                                                                                                                    (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3     SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4     CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-
      NUMBER OF
        SHARES         --------------------------------------------------------------------------------------------------------
     BENEFICIALLY          6     SHARED VOTING POWER
       OWNED BY
         EACH                             4,580,000
      REPORTING
        PERSON         --------------------------------------------------------------------------------------------------------
         WITH              7     SOLE DISPOSITIVE POWER

                                          -0-

                       --------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          4,580,000

-------------------------------------------------------------------------------------------------------------------------------
    9     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   4,580,000


-------------------------------------------------------------------------------------------------------------------------------
   10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                          [ ]


                   N.A.

-------------------------------------------------------------------------------------------------------------------------------
   11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   5.80%

-------------------------------------------------------------------------------------------------------------------------------
   12     TYPE OF REPORTING PERSON*

                   HC

-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

                              Page 12 of 18 pages

Item 1(a).          Name of Issuer:
----------
                    WACE GROUP PLC


Item 1(b).          Address of Issuer's Principal Executive Office:
----------
                    Wace House
                    Shepherdess Walk
                    London N1 7LH
                    England


Item 2(a).          Name of Person Filing:
----------
                    B.A.T Industries p.l.c., an English corporation ("B.A.T").


Item 2(b)           Address of Principal Business Office or, if none,
----------          Residence:

                    B.A.T Industries p.l.c.
                    Windsor House
                    50 Victoria Street
                    London SW1H ONL
                    England


Item 2(c).          Citizenship:
----------
                    England


Item 2(d).          Title of Class of Securities:
----------
                    Common stock, par value 0.20p per share


Item 2(e).          CUSIP Number: 929753200
----------

Item 3.             This statement is filed pursuant to Rule 13d-1(b) by B.A.T,
----------          a Parent Holding Company, in accordance with
                    Section 240.13d-1(b)(ii)(G).


                              Page 13 of 18 pages

Item 4.    Ownership:
-------
           (a)      Amount Beneficially Owned:

                              4,580,000

                    The shares being reported were acquired by various investment funds for which subsidiaries of B.A.T act as manager and investment adviser and exercise investment discretion. No such subsidiary beneficially owns in excess of 5% of the class of shares for which this report is being made. The filing of this statement by B.A.T. shall not be construed as an admission that B.A.T. is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

           (b)      Percent of Class:

                             5.80%

           (c)      Number of shares as to which person has:

                   (i)       sole voting power:                - 0 -
                   (ii)      shared voting power:              4,580,000
                   (iii)     sole disposition power:           - 0 -
                   (iv)      shared disposition power:         4,580,000



Item 5.    Ownership of Five Percent or Less of a Class:
-------
           Not Applicable.


Item 6.    Ownership of More than Five Percent on Behalf of Another Person:
-------
           Not Applicable.

Item 7.    Identification and Classification of the Subsidiary Which Acquired
-------    the Security Being Reported on by the Parent Holding Company:

           Not Applicable.

Item 8.    Identification and Classification of Members of the Group:
-------
           Not Applicable.


                              Page 14 of 18 pages

Item 9.    Notice of Dissolution of the Group:
-------
           Not Applicable.


Item 10.   Certification:
--------
           By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.


                              Page 15 of 18 pages

                                   SIGNATURES


                   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                    B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995              By:  /s/ A. R. Holliman
                                       --------------------
                                       Name:   A. R. Holliman
                                       Title: Assistant Corporate Secretary



                              Page 16 of 18 pages

                                 Exhibit Index


Exhibit           Description                                      Page Number
-------           ------------                                     -----------
  I               Identification and Classification                    18
                  of Subsidiaries


                              Page 17 of 18 pages

                                   Exhibit I



                   The shares of WACE which are the Subject of this Schedule 13G were acquired by various investment funds for which subsidiaries of B.A.T. act as manager and investment adviser and exercise investment discretion. The identity of such subsidiaries is as follows:

                   Allied Dunbar Unit Trusts plc
                   Allied Dunbar Centre
                   Swindon SN1 1EL
                   England

                   Allied Dunbar International Fund Managers Limited Allied Dunbar International Centre
                   Lord Street
                   Douglas
                   Isle of Man

                   Eagle Star Unit Managers Limited
                   60 St. Mary Axe
                   London EC3A 8JQ
                   England

                   Each of the foregoing subsidiaries is an insurance company for purposes of Item 3 of this Statement.



                              Page 18 of 18 pages